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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-21241) of Genzyme Corporation of our report dated June 23, 2000 relating to the financial statements and supplemental schedule of the Genzyme Retirement Savings Plan, which appears in this Annual Report on Form 10-K/A.


                                          /S/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
June 27, 2000